Exhibit 99.6

October 30, 2017

Today, Vistra Energy and Dynegy announced plans to merge to become the leading integrated power company in the United States. This is a natural fit that brings together two great Texas-based power companies.

The merger will pair Vistra’s financial strength, top-notch consumer, commercial and industrial retail electricity businesses, and diverse generation fleet with Dynegy’s portfolio of 43 high-quality, environmentally compliant power plants across 12 states.

Please see enclosed a copy of the news release announcing this important transaction and a fact sheet illustrating how the company will look after the merger is complete. Some key highlights:

•                  The combined company will be able to generate approximately 40,000 MW of electricity.

•                  Together we will serve approximately 2.9 million retail customers across Texas, Illinois, Ohio, Massachusetts, and Pennsylvania.

The combined company will operate mainly from Vistra’s headquarters in Irving, Texas and we expect to complete the transaction in the second quarter of 2018, subject to regulatory approvals.

We will seek to emphasize what binds us together—a shared commitment to the communities we serve. This commitment to our communities will not change. What also will not change is our commitment to operating our plants safely and reliably in accordance with high safety and environmental standards. We will also continue to serve our customers with the high level of service that they have come to expect from both of our companies.

We would like to take this opportunity to acknowledge and thank you for your continued support and collaboration. We look forward to building upon our partnership with you, and hope you share our enthusiasm about this next stage in our company’s history. We’ll regularly provide updates on the transaction, and in the meantime, please don’t hesitate to contact either of our companies should you have any questions.

Sincerely,

/s/ Curt Morgan	/s/ Robert C Flexon
Curt Morgan	Robert C Flexon
President and Chief Executive Officer	President and Chief Executive Officer
Vistra Energy	Dynegy

Cautionary Note Regarding Forward-Looking Statements

The information presented herein includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Vistra Energy and Dynegy operate and beliefs of and assumptions made by Vistra Energy’s management and Dynegy’s management, involve risks and uncertainties, which are difficult to predict and are not guarantees of future performances, that could significantly affect the financial results of Vistra Energy or Dynegy or the combined company. All statements, other than statements of historical facts, are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “may,” “might”, “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “shall,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would,” “guidance,” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. Readers are cautioned not to place undue reliance on forward-looking statements. Although Vistra Energy and Dynegy believe that in making any such forward-looking statement, Vistra Energy’s and Dynegy’s expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and risks that could cause results to differ materially from those projected in or implied by any such forward-looking statement, including but not limited to (i) the failure to consummate or delay in consummating the proposed transaction; (ii) the risk that a condition to closing of the proposed transaction may not be satisfied; (iii) the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated or that cause the parties to abandon the proposed transaction; (iv) the effect of the announcement of the proposed transaction on Vistra Energy’s and Dynegy’s relationships with their respective customers and their operating results and businesses generally (including the diversion of management time on transaction-related issues); (v) the risk that the credit ratings of the combined company or its subsidiaries are different from what Vistra Energy and Dynegy expect; (vi) adverse changes in general economic or market conditions (including changes in interest rates) or changes in political conditions or federal or state laws and regulations; (vii) the ability of the combined company to execute upon the strategic and performance initiatives contemplated herein (including the risk that Vistra Energy’s and Dynegy’s respective businesses will not be integrated successfully or that the cost savings, synergies and growth from the proposed transaction will not be fully realized or may take longer to realize than expected); (viii) there may be changes in the trading prices of Vistra Energy’s and Dynegy’s common stock prior to the closing of the proposed transaction; and (ix) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by Vistra Energy and Dynegy from time to time, including (a) the uncertainties and risks discussed in the sections entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the Vistra Energy’s prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act on May 9, 2017 (as supplemented), and (b) the uncertainties and risks discussed in the sections entitled “Risk Factors” and “Forward-Looking Statements” in the Dynegy’s annual report on Form 10-K for the fiscal year ended December 31, 2016.

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, neither Vistra Energy nor Dynegy undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible to predict all of them; nor can Vistra Energy or Dynegy assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

This communication relates to the proposed merger pursuant to the terms of the Agreement and Plan of Merger, dated as of October 29, 2017, by and between Vistra Energy and Dynegy. The proposed transaction will be submitted to the respective stockholders of Dynegy and Vistra Energy for their consideration. In connection with the proposed merger, Vistra Energy expects to file with the SEC a registration statement on

Form S-4 that will include a joint proxy statement of Vistra Energy and Dynegy that also constitutes a prospectus of Vistra Energy (the “joint proxy statement”), which joint proxy statement will be mailed or otherwise disseminated to Vistra Energy stockholders and Dynegy stockholders when it becomes available. Vistra Energy and Dynegy also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VISTRA ENERGY, DYNEGY, THE PROPOSED MERGER AND RELATED MATTERS. You may obtain a free copy of the joint proxy statement and other relevant documents (if and when they become available) filed by Vistra Energy and Dynegy with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Vistra Energy with the SEC will be available free of charge on Vistra Energy’s website at www.vistraenergy.com or by contacting Vistra Energy Investor Relations at 214-812-0046 or at investor@vistraenergy.com. Copies of the documents filed by Dynegy with the SEC will be available free of charge on Dynegy’s website at www.dynegy.com or by contacting Dynegy Investor Relations at (713) 507-6466 or at ir@dynegy.com.

CERTAIN INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Vistra Energy and Dynegy and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. You can find information about Vistra Energy’s directors and executive officers in Vistra Energy’s prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act on May 9, 2017 (as supplemented), and on its website at www.vistraenergy.com. You can find information about Dynegy’s directors and executive officers in its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on March 30, 2017, and on its website at www.dynegy.com. Additional information regarding the interests of such potential participants will be included in the joint proxy statement and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from Vistra Energy or Dynegy using the sources indicated above.

NO OFFER OF SOLICITATION

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

October 30, 2017

Today, Vistra Energy and Dynegy announced plans to merge to become the leading integrated power company in the United States.

The merger will pair Vistra’s financial strength and top-notch consumer, commercial and industrial retail electricity businesses with Dynegy’s portfolio of 43 high-quality, environmentally compliant power plants across 12 states. We expect to complete the transaction in the second quarter of 2018, subject to necessary approvals.

Please see enclosed the news release announcing this important transaction and a fact sheet illustrating how the company will look after the merger is complete. Some key highlights:

•                  The combined company will be able to generate approximately 40,000 MW of electricity.

•                  Together we will serve approximately 2.9 million retail customers across Texas, Illinois, Ohio, and Massachusetts.

We will seek to emphasize what binds us together—a shared commitment to the communities we serve. This commitment to our communities will not change. What also will not change is our commitment to operating our plants safely and reliably in accordance with high safety and environmental standards. We will also continue to serve our customers with the high level of service that they have come to expect from both of our companies.

We would like to take this opportunity to acknowledge and thank you for your continued support and collaboration. We look forward to building upon our partnership with you, and hope you share our enthusiasm about this next stage in our company’s history. In the meantime, please don’t hesitate to contact either of our companies should you have any questions.

Sincerely,

/s/ Curt Morgan	/s/ Robert C Flexon
Curt Morgan	Robert C Flexon
President and Chief Executive Officer	President and Chief Executive Officer
Vistra Energy	Dynegy

Cautionary Note Regarding Forward-Looking Statements

The information presented herein includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Vistra Energy and Dynegy operate and beliefs of and assumptions made by Vistra Energy’s management and Dynegy’s management, involve risks and uncertainties, which are difficult to predict and are not guarantees of future performances, that could significantly affect the financial results of Vistra Energy or Dynegy or the combined company. All statements, other than statements of historical facts, are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “may,” “might”, “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “shall,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would,” “guidance,” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. Readers are cautioned not to place undue reliance on forward-looking statements. Although Vistra Energy and Dynegy believe that in making any such forward-looking statement, Vistra Energy’s and Dynegy’s expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and risks that could cause results to differ materially from those projected in or implied by any such forward-looking statement, including but not limited to (i) the failure to consummate or delay in consummating the proposed transaction; (ii) the risk that a condition to closing of the proposed transaction may not be satisfied; (iii) the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated or that cause the parties to abandon the proposed transaction; (iv) the effect of the announcement of the proposed transaction on Vistra Energy’s and Dynegy’s relationships with their respective customers and their operating results and businesses generally (including the diversion of management time on transaction-related issues); (v) the risk that the credit ratings of the combined company or its subsidiaries are different from what Vistra Energy and Dynegy expect; (vi) adverse changes in general economic or market conditions (including changes in interest rates) or changes in political conditions or federal or state laws and regulations; (vii) the ability of the combined company to execute upon the strategic and performance initiatives contemplated herein (including the risk that Vistra Energy’s and Dynegy’s respective businesses will not be integrated successfully or that the cost savings, synergies and growth from the proposed transaction will not be fully realized or may take longer to realize than expected); (viii) there may be changes in the trading prices of Vistra Energy’s and Dynegy’s common stock prior to the closing of the proposed transaction; and (ix) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by Vistra Energy and Dynegy from time to time, including (a) the uncertainties and risks discussed in the sections entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the Vistra Energy’s prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act on May 9, 2017 (as supplemented), and (b) the uncertainties and risks discussed in the sections entitled “Risk Factors” and “Forward-Looking Statements” in the Dynegy’s annual report on Form 10-K for the fiscal year ended December 31, 2016.

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, neither Vistra Energy nor Dynegy undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible to predict all of them; nor can Vistra Energy or Dynegy assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

This communication relates to the proposed merger pursuant to the terms of the Agreement and Plan of Merger, dated as of October 29, 2017, by and between Vistra Energy and Dynegy. The proposed transaction will be submitted to the respective stockholders of Dynegy and Vistra Energy for their consideration. In connection with the proposed merger, Vistra Energy expects to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Vistra Energy and Dynegy that also constitutes a prospectus of Vistra Energy (the “joint proxy statement”), which joint proxy statement will be mailed or otherwise disseminated to Vistra Energy stockholders and Dynegy stockholders when it becomes available. Vistra Energy and Dynegy also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VISTRA ENERGY, DYNEGY, THE PROPOSED MERGER AND RELATED MATTERS. You may obtain a free copy of the joint proxy statement and other relevant documents (if and when they become available) filed by Vistra Energy and Dynegy with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Vistra Energy with the SEC will be available free of charge on Vistra Energy’s website at www.vistraenergy.com or by contacting Vistra Energy Investor Relations at 214-812-0046 or at investor@vistraenergy.com. Copies of the documents filed by Dynegy with the SEC will be available free of charge on Dynegy’s website at www.dynegy.com or by contacting Dynegy Investor Relations at (713) 507-6466 or at ir@dynegy.com.

CERTAIN INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Vistra Energy and Dynegy and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. You can find information about Vistra Energy’s directors and executive officers in Vistra Energy’s prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act on May 9, 2017 (as supplemented), and on its website at www.vistraenergy.com. You can find information about Dynegy’s directors and executive officers in its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on March 30, 2017, and on its website at www.dynegy.com. Additional information regarding the interests of such potential participants will be included in the joint proxy statement and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from Vistra Energy or Dynegy using the sources indicated above.

NO OFFER OF SOLICITATION

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

601 Travis St. Suite 1400 Houston, TX 77002

October 30, 2017

Today, Vistra Energy and Dynegy announced plans to merge to become the leading integrated power company in the United States.

The merger will pair Vistra’s financial strength and top-notch consumer, commercial and industrial retail electricity businesses with Dynegy’s, a business serving 1.2 million customers with a portfolio of 43 high-quality, environmentally compliant power plants across 12 states. We expect to complete the transaction in the second quarter of 2018, subject to necessary approvals.

Please see enclosed the news release announcing this important transaction and a fact sheet illustrating how the company will look after the merger is complete. Some key highlights:

•                  The combined company will be able to generate approximately 40,000 MW of electricity.

•                  Together we will serve approximately 2.9 million retail customers across Texas, Illinois, Ohio, and Massachusetts.

Vistra is the largest retail electricity provider in Texas and is known for its high level of customer service and innovative products. They have chosen Dynegy as the partner best positioned to help them expand their retail business outside of Texas. For now, we remain separate companies and it is business as usual and our commitment to high quality customer service is unchanged.

We would like to take this opportunity to acknowledge and thank you for your continued support and collaboration. We look forward to building upon our partnership with you, and hope you share our enthusiasm about this next stage in our company’s history. In the meantime, please don’t hesitate to contact either of our companies should you have any questions.

Sincerely,

/s/ Robert C Flexon
Robert C Flexon
President and Chief Executive Officer
Dynegy

Cautionary Note Regarding Forward-Looking Statements

The information presented herein includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Vistra Energy and Dynegy operate and beliefs of and assumptions made by Vistra Energy’s management and Dynegy’s management, involve risks and uncertainties, which are difficult to predict and are not guarantees of future performances, that could significantly affect the financial results of Vistra Energy or Dynegy or the combined company. All statements, other than statements of historical facts, are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “may,” “might”, “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “shall,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would,” “guidance,” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. Readers are cautioned not to place undue reliance on forward-looking statements. Although Vistra Energy and Dynegy believe that in making any such forward-looking statement, Vistra Energy’s and Dynegy’s expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and risks that could cause results to differ materially from those projected in or implied by any such forward-looking statement, including but not limited to (i) the failure to consummate or delay in consummating the proposed transaction; (ii) the risk that a condition to closing of the proposed transaction may not be satisfied; (iii) the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated or that cause the parties to abandon the proposed transaction; (iv) the effect of the announcement of the proposed transaction on Vistra Energy’s and Dynegy’s relationships with their respective customers and their operating results and businesses generally (including the diversion of management time on transaction-related issues); (v) the risk that the credit ratings of the combined company or its subsidiaries are different from what Vistra Energy and Dynegy expect; (vi) adverse changes in general economic or market conditions (including changes in interest rates) or changes in political conditions or federal or state laws and regulations; (vii) the ability of the combined company to execute upon the strategic and performance initiatives contemplated herein (including the risk that Vistra Energy’s and Dynegy’s respective businesses will not be integrated successfully or that the cost savings, synergies and growth from the proposed transaction will not be fully realized or may take longer to realize than expected); (viii) there may be changes in the trading prices of Vistra Energy’s and Dynegy’s common stock prior to the closing of the proposed transaction; and (ix) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by Vistra Energy and Dynegy from time to time, including (a) the uncertainties and risks discussed in the sections entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the Vistra Energy’s prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act on May 9, 2017 (as supplemented), and (b) the uncertainties and risks discussed in the sections entitled “Risk Factors” and “Forward-Looking Statements” in the Dynegy’s annual report on Form 10-K for the fiscal year ended December 31, 2016.

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, neither Vistra Energy nor Dynegy undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible to predict all of them; nor can Vistra Energy or Dynegy assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

This communication relates to the proposed merger pursuant to the terms of the Agreement and Plan of Merger, dated as of October 29, 2017, by and between Vistra Energy and Dynegy. The proposed transaction will be submitted to the respective stockholders of Dynegy and Vistra Energy for their consideration. In connection with the proposed merger, Vistra Energy expects to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Vistra Energy and Dynegy that also constitutes a prospectus of Vistra Energy (the “joint proxy statement”), which joint proxy statement will be mailed or otherwise disseminated to Vistra Energy stockholders and Dynegy stockholders when it becomes available. Vistra Energy and Dynegy also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VISTRA ENERGY, DYNEGY, THE PROPOSED MERGER AND RELATED MATTERS. You may obtain a free copy of the joint proxy statement and other relevant documents (if and when they become available) filed by Vistra Energy and Dynegy with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Vistra Energy with the SEC will be available free of charge on Vistra Energy’s website at www.vistraenergy.com or by contacting Vistra Energy Investor Relations at 214-812-0046 or at investor@vistraenergy.com. Copies of the documents filed by Dynegy with the SEC will be available free of charge on Dynegy’s website at www.dynegy.com or by contacting Dynegy Investor Relations at (713) 507-6466 or at ir@dynegy.com.

CERTAIN INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Vistra Energy and Dynegy and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. You can find information about Vistra Energy’s directors and executive officers in Vistra Energy’s prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act on May 9, 2017 (as supplemented), and on its website at www.vistraenergy.com. You can find information about Dynegy’s directors and executive officers in its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on March 30, 2017, and on its website at www.dynegy.com. Additional information regarding the interests of such potential participants will be included in the joint proxy statement and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from Vistra Energy or Dynegy using the sources indicated above.

NO OFFER OF SOLICITATION

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.